EXCLUSIVE PRODUCTION AGREEMENT

THIS EXCLUSIVE PRODUCTION AGREEMENT made and entered into by and between TRICOM PICTURES & PRODUCTIONS, INC., a Florida Corporation, with a usual place of business at 2001 West Sample Road, Suite # 101, Pompano Beach, Florida 33064 ("TRICOM"), and SHOP T.V. INC., a Nevada Corporation, with a usual place of business at 2001 West Sample Road, Suite #401 Florida 33064 ("SHOP T.V. INC.") all as their respective interests exist and are herein represented.

WHEREAS, TRICOM is a national marketing and sales organization specializing in the production of audio/visual programming for television and operating at the aforementioned address; and

WHEREAS, TRICOM is the owner of audio/visual production facilities used in production of television programming, located at the aforementioned address; and

WHEREAS, SHOP T.V. INC. is also in the business of marketing and producing audio/visual programming for television; and

WHEREAS, SHOP T.V. INC. is desirous of engaging TRICOM as its exclusive production facility for the production of its television programming; and

WHEREAS, TRICOM is desirous of being the exclusive producer of SHOP T.V. INC.'S television programming;

NOW, THEREFORE, for good and valuable consideration and in consideration of the covenants, agreements, terms, and provisions as herein contained, mutually agreed by and between the parties as follows:

ARTICLE 1: Production of Audio/Visual Television Programming

         The parties hereby agree that TRICOM shall have the exclusive right to the production of all audio/visual television programming created by SHOP T.V. INC. for a period of five (5) years from the date of this agreement. For the purposes of this Agreement, production shall encompass:

         1. creating audio/video footage containing marketing concepts created by SHOP T.V. INC. for broadcast on television or other approved media;

         2. obtaining television airtime for approved audio/video footage containing marketing concepts created by SHOP T.V. INC.; and

         3.  creating  all  print  advertising  for  approved   audio/video
             footage  containing  marketing  concepts  created by SHOP T.V. INC.

ARTICLE II: Price

         SHOP T.V. INC. agrees to pay TRICOM in advance of TRICOM undertaking any production work (for each participant with whom SHOP T.V. INC. contracts) the sum of seven thousand dollars ($7,000.00) per segment, for production work performed by TRICOM in TRICOM'S production facilities, as indicated in
Article I herein. Any other production work undertaken by TRICOM in behalf of SHOP T.V. INC. shall be at rates negotiated by the parties.

ARTICLE III: Expenses

         The parties agree that SHOP T.V. INC. shall pay for all expenses related to any production work conducted by TRICOM on location, in behalf of SHOP T.V. INC. Said expenses shall include, but not be limited to reasonable travel expenses and location related costs.

ARTICLE IV: Entire Agreement

         This Agreement constitutes the entire and exclusive agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, between the parties hereto with respect to such subject matter. This Agreement may not be modified in whole in part except by a written instrument executed by all of the parties hereto.

ARTICLE V: Divisibility

         If any portion of this Agreement is held to be unreasonable, arbitrary or against public policy, this Agreement shall be considered divisible both as to time and as to geographic area, and each month of the specified period shall be deemed to be a separate period of time. In the event any Court determines the specified time period or geographic area to be unreasonable, arbitrary or against public policy, a lesser time period or geographic area which is determined to be reasonable, non-arbitrary and not against public policy may be enforced.

ARTICLE VI: Applicable Law

         This Agreement shall be governed for all purposes by the laws of the State of Florida. Venue for any action to enforce or challenge the Agreement shall be exclusively in the courts of Broward County, Florida.

ARTICLE VII: Section Headings

The section and other headings contain in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

ARTICLE VIII: Effective Date

This Agreement shall be effective as of the date of execution by the parties hereto.


IN WITNESS WHEREOF, EACH OF THE Parties has duly signed this Agreement on the date first written below.

TRICOM PICTURES & PRODUCTIONS, INC.


By:/S/JACK LEVINE                                        /S/CYNTHIA ROSS
-----------------                                        ---------------
Jack Levine, Vice President                                  WITNESS

Date: July 1, 1998


SHOP T.V., INC.


By:/S/MARK ALFIERI                                       /S/BONNIE HARRISON
------------------                                       ------------------
Mark Alfieri, President                                       WITNESS

Date: July 1, 1998